Employee Benefits, Net Periodic Benefit Costs and Charges Relating To Other Benefit Plans(Details) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
VEBAs:
Total net periodic pension benefit income relating to VEBAs	$ (3.0)	$ (1.5)	[1]
Deferred compensation plan	0.4	0.2
Defined contribution plans	3.4	3.4
Multiemployer pension plans	0.8	0.8
Total	1.6	2.9
Fabricated Products
VEBAs:
Total	4.0	4.0
All Other
VEBAs:
Total	(2.4)	(1.1)
VEBAs
VEBAs:
Service cost	0.8	0.6
Interest cost	4.5	4.4
Expected return on plan assets	(10.1)	(7.6)
Amortization of prior service cost	1.0	1.0
Amortization of net loss	0.8	0.1
Total net periodic pension benefit income relating to VEBAs	$ (3.0)	$ (1.5)

[1]	Non-cash net periodic benefit cost was included within Other non-cash charges in the quarter ended March 31, 2011. Such amount has been reclassified from Other non-cash charges to conform to current period presentation.